SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported) JANUARY 2, 2004
                                                        ----------------

                                  INSCI CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         1-12966                                       06-1302773
    -------------------                      ------------------------------
    Commission File No.                      I.R.S. Employer Identification


  TWO WESTBOROUGH BUSINESS PARK,
  WESTBOROUGH, MA                                         01581
  --------------------------------------                 --------
  Address of principal executive offices                 Zip Code


                                 (508) 870-4000
               --------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         As of January 2, 2004, the Registrant (the "Company") effected a 1 for 10 reverse split of its common stock pursuant to prior shareholder approval, and filed an amendment to the Company's Certificate of Incorporation to implement the reverse stock split of the outstanding shares of the Company's common stock at a ratio of 1:10. The Company's authorized shares of common and preferred stock will not be affected by the reverse split. A form of the Certificate of Amendment of the Certificate of Incorporation is annexed as Exhibit 3.9. A copy of the press release dated December 30, 2003 is annexed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.
          3.9     Copy of the form of Amendment of Certificate of Incorporation
         99.1     INSCI press release dated December 30, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Westborough, MA
         January 13, 2004

                                         INSCI CORP.
                                         ------------
                                         (Registrant)

                                         /S/ HENRY F. NELSON
                                         ---------------------------
                                         HENRY F. NELSON,
                                         CHIEF EXECUTIVE OFFICER AND
                                         PRESIDENT



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